Exhibit 99.6

                    $1,500,000,000 FIVE-YEAR CREDIT AGREEMENT


     WAIVER NO. 2, dated as of September 8, 2002 (this "Waiver"), to the $1,500,000,000 Five-Year Credit Agreement dated as of September 25, 1998 (as heretofore amended, the "Credit Agreement") among Conseco, Inc., an Indiana corporation (the "Borrower"), the various financial institutions signatory thereto (the "Banks") and Bank of America, N.A., individually and as agent for the Banks (the "Agent").

                              W I T N E S S E T H :

     WHEREAS, the Borrower has asked the Banks, and the Banks party hereto are willing, on the terms and conditions set forth below and for a limited period only, to waive compliance with certain provisions of, and to waive certain Defaults and Events of Default under, the Credit Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1 . Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

     SECTION 2 . Waivers. (a) Debt to Total Capitalization Ratio. The Banks party hereto hereby agree to waive compliance by the Borrower, on an interim basis until Waiver Termination (as defined below) only, with the requirements set forth in Section 4.13 of the Appendix (incorporated by reference into the Credit Agreement) that the Debt to Total Capitalization Ratio (i) as of June 30, 2002 not be greater than 0.400:1.0 and (ii) as of September 30, 2002 not be greater than 0.375:1.0, and waive any Default or Event of Default that may have occurred or may occur solely as a result of such noncompliance.

     (b) Cross-Default. The Banks party hereto hereby agree to waive, on an interim basis until Waiver Termination only, any Default or Event of Default that may occur pursuant to Section 5.01(e) of the Appendix (incorporated by reference into the Credit Agreement) solely as a result of the failure by the Borrower or CIHC (as guarantor of the Borrower's obligations with respect to the New Notes (as defined in Schedule I)) to make the interest payment in respect of any Indebtedness set forth on Schedule I hereto on the payment date set forth with respect to such Indebtedness on such Schedule or within any applicable grace or notice period (and any cross-default under any other Indebtedness solely as a result of such failure).

     (c) Period of Effectiveness. Each of the foregoing waivers shall be effective solely during the period commencing on the effectiveness of such waiver, determined in accordance with Section 7 hereto, and ending at Waiver Termination, at which time the foregoing waivers shall terminate and be of no further force or effect. "Waiver Termination" means the earliest to occur of:

     (i) 12:01 A.M. (New York time) on October 17, 2002;

     (ii)the commencement by any holder of Indebtedness or other obligations (including, without limitation, any Indebtedness or other obligations pursuant to any agreement or instrument listed on Schedule I, II or III hereto or any guaranty thereof) of the Borrower, any of its Subsidiaries or any special purpose entity established in connection with the transactions contemplated by any of the agreements referred to in Schedule II hereto (each, an "SPE") (or any indenture trustee or agent therefor) of the exercise of any remedy (including, without limitation, acceleration or the making of a demand under any guaranty entered into in connection therewith) or the taking of any other action in furtherance of collection or enforcement of any claim or Lien against the Borrower, any of its Subsidiaries or any SPE or any of their respective assets; provided that, (A) solely in the case of agreements or instruments listed in
Schedule II, the foregoing shall result in Waiver Termination only if the Borrower fails to receive by the close of business on the second Business Day after occurrence of such event a written notification from the Required Banks stating that the waivers granted in this Section 2 will not terminate as a result of such event and (B) in the case of Indebtedness or other obligations arising under agreements or instruments not listed on Schedule I, II or III hereto, the foregoing shall result in Waiver Termination only if the aggregate principal amount of Indebtedness or other obligations outstanding under such agreements or instruments (including committed or available amounts thereunder) exceeds $10,000,000;

     (iii) the making by the Borrower or any of its Subsidiaries (other than Conseco Finance or any of its Subsidiaries), directly or indirectly, of any Investment in Conseco Finance or any of its Subsidiaries after the date hereof (other than Investments in an aggregate amount not exceeding $6,000,000 in respect of products and services provided in the ordinary course of business and consistent with past practices), unless, at least five Business Days prior to making such Investment, the Borrower shall have delivered written notification thereof to the Agent setting forth the name of the entity making such Investment, the date on which such Investment is to be made, the amount and form of such Investment and, in reasonable detail, the reasons for making such Investment; and

     (iv) receipt by the Borrower of a written notice from the Required Banks advising the Borrower that they have determined (in their sole discretion) to terminate the waivers granted in this Section 2.

     (d) Limited Effect. Except as provided in subsections (a) and (b) above, this Section 2 shall not operate as a waiver of any right, remedy, power or privilege of the Banks under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, upon Waiver Termination, the Banks or the Agent may proceed to exercise any and all of their respective rights and remedies, including, without limitation, their rights and remedies in connection with any Default or Event of Default referred to in this
Section 2.

     SECTION 3 . Interest Rate. Notwithstanding any provision in the Credit Agreement to the contrary, from and after the date hereof, interest on the principal amount of Loans outstanding under the Credit Agreement shall be calculated and shall accrue at the Default Rate (as defined in Section 2.12(c) of the Credit Agreement). Such interest shall be payable in arrears on the next Interest Payment Date and, thereafter, on the last Business Day of each calendar month (commencing November 2002). Any amount of interest not paid when due shall be added to and shall increase the outstanding principal amount of Loans and shall thereafter accrue interest as set forth above. The Credit Agreement is hereby amended to the extent necessary to give effect to the provisions of this
Section 3 and such amendment and this Section 3 shall survive the termination of this Waiver.

     SECTION 4 . Representations Correct; No Default. The Borrower represents and warrants that, except as expressly waived hereby, on and as of the date hereof (i) the representations and warranties contained in the Credit Agreement are true as though made on and as of the date hereof (except to the extent a representation or warranty references a specific date, in which case, such representation or warranty is true as of such date) and (ii) no Default or Event of Default has occurred and is continuing.

     SECTION 5 . Governing Law. This Waiver shall be governed by and construed in accordance with the laws of Illinois.

     SECTION 6 . Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 7 . Effectiveness. This Waiver shall become effective (and shall be binding on all Banks) (i) as of the date hereof with respect to the waivers provided in Sections 2(a)(ii) and 2(b) hereof and (ii) as of June 30, 2002 with respect to the waiver provided in Section 2(a)(i) hereof, in each case when the following conditions are satisfied:

     (i) the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and

     (ii) the requisite lenders under each of (a) the Agreement dated September 22, 2000, Re: 1997 D&O Loans, (b) the Agreement dated September 22, 2000, Re:
1998 D&O Loans, and (c) the Agreement dated September 22, 2000, Re: 1999 D&O Loans, shall have granted waivers thereunder on terms substantially similar to those contained herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

                                      CONSECO, INC.



                                      By:/s/ David K. Herzog
                                         ---------------------------------------
                                         Name:  David K. Herzog
                                         Title: Executive Vice President,
                                                General Counsel and Secretary

                                      BANK OF AMERICA, N.A., as
                                         Administrative Agent and as a Bank



                                      By:/s/ Bridget A. Garavalia
                                         ---------------------------------------
                                         Name:  Bridget A. Garavalia
                                         Title: Managing Director

                                      JPMORGAN CHASE BANK



                                      By:/s/ Helen L. Newcomb
                                         ---------------------------------------
                                         Name:  Helen L. Newcomb
                                         Title: Vice President

                                      BEAR STEARNS & CO INC.



                                      By:/s/ John McDermott
                                         ---------------------------------------
                                         Name:  John McDermott
                                         Title: Senior Managing Director

                                      DEUTSCHE BANK
                                         AKTIENGESELLSCHAFT



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      SILVER OAK CAPITAL LLC



                                      By:/s/ Jeffrey H. Aronson
                                         ---------------------------------------
                                         Name:  Jeffrey H. Aronson
                                         Title: Authorized Signatory

                                      FLEET NATIONAL BANK



                                      By:/s/ Donald R. Nicholson
                                         ---------------------------------------
                                         Name:  Donald R. Nicholson
                                         Title: Senior Vice President

                                      DEUTSCHE BANK TRUST COMPANY
                                         AMERICAS



                                      By:/s/ John Pineiro
                                         ---------------------------------------
                                         Name:  John Pineiro
                                         Title: Attorney-in-Fact

                                      DK ACQUISITION PARTNERS



                                      By:/s/ Thomas I. Kempner, Jr.
                                         ---------------------------------------
                                         Name:  Thomas I. Kempner, Jr.
                                         Title: General Partner

                                      THE BANK OF NEW YORK



                                      By:/s/ Stephen C. Brennan
                                         ---------------------------------------
                                         Name:  Stephen C. Brennan
                                         Title: Vice President

                                      BANK OF TOKYO-MITSUBISHI LTD
                                         NEW YORK BRANCH



                                      By:/s/ Christina T. Schoen
                                         ---------------------------------------
                                         Name:  Christina T. Schoen
                                         Title: Vice President

                                      CREDIT SUISSE FIRST BOSTON



                                      By:/s/ Jay Chall
                                         ---------------------------------------
                                         Name:  Jay Chall
                                         Title: Director

                                      By:/s/ Stuart B. Ganes
                                         ---------------------------------------
                                         Name:  Stuart B. Ganes
                                         Title: Director

                                      SOCIETE GENERALE



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      GOLDMAN SACHS CREDIT
                                         PARTNERS LP



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      COMERICA BANK



                                      By:/s/ Ernest M. Zarb
                                         ---------------------------------------
                                         Name:  Ernest M. Zarb
                                         Title: Senior Vice President

                                      OAKTREE CAPITAL MANAGEMENT, LLC as general
                                         partner and/or investment manager of
                                         certain funds and accounts it manages

                                      By:/s/ Kenneth Liang
                                         ---------------------------------------
                                         Name:  Kenneth Liang
                                         Title: Managing Director


                                      By:/s/ Matthew Barrett
                                         ---------------------------------------
                                         Name: Matthew Barrett
                                         Title: Managing Director

                                      PERRY PRINCIPALS, LLC



                                      By: /s/ Nathaniel J. Klipper
                                         ---------------------------------------
                                         Name:  Nathaniel J. Klipper
                                         Title: Managing Director

                                      KEYBANK NA



                                      By:/s/ Marvin S. Kodish
                                         ---------------------------------------
                                         Name:  Marvin S. Kodish
                                         Title: Senior Vice President

                                      WELLS FARGO BANK NA



                                      By:/s/ Michael B. Sullivan
                                         ---------------------------------------
                                         Name:  Michael B. Sullivan
                                         Title: Senior Vice President

                                      SATELLITE SENIOR INCOME FUND
                                         LLC



                                      By:/s/ Mark Sonnino
                                         ---------------------------------------
                                         Name:  Mark Sonnino
                                         Title: Principal

                                      MARINER LDC



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      NORTHWOODS CAPITAL III
                                         LIMITED


                                      By: Angelo, Gordon & Co., L.P., as
                                          Collateral Manager



                                      By:/s/ John W. Fraser
                                         ---------------------------------------
                                         Name:  John W. Fraser
                                         Title: Managing Director

                                      KENSINGTON INTERNATIONAL
                                         LIMITED


                                      By: Elliott International Capital Advisors
                                          Inc. as attorney-in-fact



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      PAM CAPITAL FUNDING LP


                                      By: Highland Capital Management, L.P.
                                          As Collateral Manager



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      NORDDEUTSCHE LANDESBNK
                                          GIROZENTRALE



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      SUNTRUST BANK



                                      By:/s/ Byron P. Kurtgis
                                         ---------------------------------------
                                         Name:  Byron P. Kurtgis
                                         Title: Director

                                      CERES II FINANCE LTD


                                      By: INVESCO Senior Secured
                                          Management, Inc., as Sub-Managing
                                          Agent (Financial)



                                      By:/s/ Scott Baskind
                                         ---------------------------------------
                                         Name:  Scott Baskind
                                         Title: Authorized Signatory

                                      FERNWOOD ASSOCIATES LP



                                      By:/s/ David B. Forer
                                         ---------------------------------------
                                         Name:  David B. Forer
                                         Title: General Partner

                                      US BANK NA



                                      By:/s/ Daniel J. Falstad
                                         ---------------------------------------
                                         Name:  Daniel J. Falstad
                                         Title: Vice President

                                      BANK OF AMERICA, N.A. DEBT
                                         TRADING



                                      By:/s/ Laura T. Sweet
                                         ---------------------------------------
                                         Name:  Laura T. Sweet
                                         Title: Assistant Vice President

                                      ML CBO IV CAYMAN LTD.


                                      By: Highland Capital Management, L.P.
                                          As Collateral Manager



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      NATIONAL CITY BANK OF INDIANA



                                      By:/s/ F. Richard Blankenship, III
                                         ---------------------------------------
                                         Name:  F. Richard Blankenship, III
                                         Title: Senior Vice President

                                      PAMCO CAYMAN LTD.


                                      By: Highland Capital Management, L.P.
                                          As Collateral Manager



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      PRESIDENT & FELLOWS OF
                                         HARVARD



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      BRENCOURT SEC MASTER LTD



                                      By:/s/ Victor Simonte
                                         ---------------------------------------
                                         Name:  Victor Simonte
                                         Title: Managing Director

                                      CANPARTNERS INVESTMENTS IV
                                         LLC



                                      By: /s/ R. Christian B. Evensen
                                         ---------------------------------------
                                         Name:  R. Christian B. Evensen
                                         Title: Authorized Signatory

                                       MERRILL LYNCH PIERCE FENNER &
                                         SMITH



                                       By:/s/ Graham Goldsmith
                                          --------------------------------------
                                          Name:  Graham Goldsmith
                                          Title: Managing Director

                                      NUVEEN SENIOR INCOME FUND



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      AG CAPITAL FUNDING PARTNERS
                                         LP

                                      By: Angelo, Gordan & Co., L.P., as
                                          Investment Adviser


                                      By:/s/ John W. Fraser
                                         ---------------------------------------
                                         Name:  John W. Fraser
                                         Title: Managing Director

                                      HARBOURVIEW CDO II LTD



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      SRF 2000 LLC


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      SRF TRADING INC



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      STEIN ROE FLOATING RATE
                                         LIMITED LIABILITY COMPANY


                                      By: Stein Roe & Farnham Incorporated,
                                          As Advisor



                                      By:/s/ Brian W. Good
                                         ---------------------------------------
                                         Name:  Brian W. Good
                                         Title: Senior Vice President

                                      MORGAN STANLEY EMERGING
                                         MARKETS INC.



                                      By:/s/ Edgar A. Sabounghi
                                         ---------------------------------------
                                         Name:  Edgar A. Sabounghi
                                         Title: Vice President

                                      AMMC CDO II, LTD

                                      By: American Money Management Corp.,
                                          as Collateral Manager



                                      By:/s/ David P. Meyer
                                         ---------------------------------------
                                         Name:  David P. Meyer
                                         Title: Vice President

                                      NORTHWOODS CAPITAL LIMITED


                                      By: Angelo, Gordon & Co., L.P., as
                                          Collateral Manager


                                      By:/s/ John W. Fraser
                                         ---------------------------------------
                                         Name:  John W. Fraser
                                         Title: Managing Director

                                      KZH CNC LLC



                                      By:/s/ Anthony Iarrobino
                                         ---------------------------------------
                                         Name:  Anthony Iarrobino
                                         Title: Authorized Agent

                                      AMMC/CDO I LIMITED

                                      By: American Money Management Corp.,
                                          as Collateral Manager



                                      By:/s/ David P. Meyer
                                         ---------------------------------------
                                         Name:  David P. Meyer
                                         Title: Vice President

                                      NORTHWOODS CAPITAL II LTD



                                      By: Angelo, Gordon & Co., L.P., as
                                          Collateral Manager


                                      By:/s/ John W. Fraser
                                         ---------------------------------------
                                         Name:  John W. Fraser
                                         Title: Managing Director

                                      WINGED FOOT FUNDING TRUST



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      LIBERTY-STEIN ROE ADVISOR
                                         FLOATING RATE ADVANTAGE
                                         FUND


                                      By: Stein Roe & Farnham Incorporated,
                                          As Advisor



                                      By:/s/ Brian W. Good
                                         ---------------------------------------
                                         Name:  Brian W. Good
                                         Title: Senior Vice President and
                                                Portfolio Manager

                                      OPPENHEIMER SENIOR FLOATING
                                         FUND



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      KZH RIVERSIDE LLC



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      ALLIANCE CAPITAL MANAGEMENT L.P.,
                                         as Manager on behalf of
                                         ALLIANCE CAPITAL FUNDING, L.L.C.,
                                         as Assignee by:  ALLIANCE CAPITAL
                                         MANAGEMENT CORPORATION,
                                         General Partner of Alliance Capital
                                         Management L.P.



                                      By:/s/ Scott Van den Bosch
                                         ---------------------------------------
                                         Name:  Scott Van den Bosch
                                         Title: Assistant Vice President

                                      AMARANTH FUND LP



                                      By:/s/ Charles H. Winkler
                                         ---------------------------------------
                                         Name:  Charles H. Winkler
                                         Title: Chief Operating Officer

                                      AVALON CAPITAL LTD. 2


                                      By: INVESCO Senior Secured
                                          Management Inc. As Portofolio
                                          Advisor



                                      By: /s/ Scott Baskind
                                         ---------------------------------------
                                         Name:  Scott Baskind
                                         Title: Authorized Signatory

                                      HARBOURVIEW CLO IV LTD



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      SRS STRATEGIES (CAYMAN) LP

                                      By: Stanfield Capital Partners LLC
                                          As its Investment Manager



                                      By:/s/ Kevin Schweitzer
                                         ---------------------------------------
                                         Name:  Kevin Schweitzer
                                         Title: Managing Director

                                      AMARA 2 FINANCE LTD.

                                      By: INVESCO Senior Secured
                                          Management, Inc., as Financial
                                          Manager



                                      By:/s/ Scott Baskind
                                         ---------------------------------------
                                         Name:  Scott Baskind
                                         Title: Authorized Signatory

                                      AMARA-1 FINANCE LTD.


                                      By: INVESCO Senior Secured
                                          Management, Inc., as Financial
                                          Manager



                                      By:/s/ Scott Baskind
                                         ---------------------------------------
                                         Name:  Scott Baskind
                                         Title: Authorized Signatory

                                      OASIS COLLATERALIZED HIGH
                                          INCOME PORTFOLIOS-1, LTD.


                                      By: INVESCO Senior Secured
                                          Management Inc., As Subadvisor


                                      By:/s/ Scott Baskind
                                         ---------------------------------------
                                         Name:  Scott Baskind
                                         Title: Authorized Signatory

                                      AXIS/SRS LIMITED

                                      By: Stanfield Capital Partners LLC
                                          As its Sub-Manager



                                      By:/s/ Kevin Schweitzer
                                         ---------------------------------------
                                         Name:  Kevin Schweitzer
                                         Title: Managing Director

                                      Acknowledged by:

                                      CIHC, INCORPORATED

                                      By:/s/ Gary C. Wendt
                                         ------------------
                                      Name:  Gary C. Wendt
                                      Title: Chief Executive Officer

                                                                     SCHEDULE I

                                  Indebtedness
------------------------------------------------------------------------------------- -------------------------------
Indenture                                                                             Interest Payment Date
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 8.75% Senior Notes due February 2004 issued pursuant to the Senior Indenture    August 9, 2002
dated November 13, 1997
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 8.75% Guaranteed Senior Notes due August 2006 issued pursuant to the First      August 9, 2002
Senior Indenture dated April 24, 2002 (the "New 8.75% Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 6.4% Senior Notes due February 2003 issued pursuant to the Senior Indenture     August 12, 2002
dated November 13, 1997
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 6.4% Guaranteed Senior Notes due February 2004 issued pursuant to the First     August 12, 2002
Senior Indenture dated April 24, 2002 (the "New 6.4% Notes", and together with the New 8.75% Notes, the "New Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
8.125% Senior Notes due February 2003 issued pursuant to the Senior Indenture dated   August 15, 2002
February 18, 1993
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
6.75% FELINE PRIDES due February 2003                                                 August 16, 2002
------------------------------------------------------------------------------------- -------------------------------


                                                                    SCHEDULE II

                                 CFC Facilities

1. Third Amended and Restated Master Repurchase Agreement between Merrill Lynch Mortgage Capital Inc. and Green Tree Finance Corp. - Three dated April 5, 2001, and related documents entered into in connection therewith.

2. Second Amended and Restated Master Repurchase Agreement between Lehman Commercial Paper Inc. and Green Tree Finance Corp. - Five dated January 30, 2002, and related documents entered into in connection therewith.

3. Asset Assignment Agreement by and between Lehman Commercial Paper Inc. and Green Tree Residual Finance Corp. I dated February 13, 1998, and related documents entered into in connection therewith.

4. Master Repurchase Agreement between Green Tree Residual Finance Corp I and Lehman Brothers Inc., and related documents entered into in connection therewith.

5. Master Repurchase Agreement between Credit Suisse First Boston Mortgage Capital LLC and Green Tree Financial Corp. dated March 26, 1999, and related documents entered into in connection therewith.

6. Master Repurchase Agreement between Deutsche Banc Sharps Pixley Inc., Aspen Funding Corp. and Conseco Financing SP Corp. - Seven dated May 4, 2001, and related documents entered into in connection therewith.

7. Credit Agreement between Conseco Finance Corp. and U.S. Bank National Association dated as of December 27, 2000, and related documents entered into in connection therewith.

                                                                   SCHEDULE III

                       Indebtedness (with cross-defaults)

1. 10.5% Senior Notes due December 2004 issued pursuant to the First Supplemental Indenture dated August 31, 1995 (to the Indenture dated December 15, 1994).

2. "Old" 10.75% Senior Notes due June 2008 issued pursuant to the First Senior Supplemental Indenture dated June 29, 2001 (to the Senior Indenture dated November 13, 1997).

3. "New" 10.75% Guaranteed Notes due June 2009 issued pursuant to the First Senior Supplemental Indenture dated April 24, 2002 (to the Second Senior Indenture dated April 24, 2002).